July 2019

CORPORATE PRESENTATION

(NASDAQ:AZRX)

Company Disclaimer

Certain statements in this presentation constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Such forward-looking statements include projections. Such projections were not prepared in accordance with public guidelines of the American Institute of Certified Public Accountants regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of the company. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

The views expressed are those of management and are based on currently available information. Estimates and projections contained herein have been prepared by management and involve significant elements of subjective judgment and analysis and are based on certain assumptions. No representation nor warranty, expressed or implied, is made as to the accuracy or completeness of the information contained in this document, and nothing contained herein is, or shall be relied upon, as a promise or representation, whether as to the past or the future. The projections are not intended to follow generally accepted accounting principles. Neither our accountants nor our legal counsel have compiled, audited, prepared, or contributed to the projections or the underlying assumptions. None of these parties express an opinion with respect to the projections.

You are cautioned not to place undue reliance on these forward-looking statements. Except for ongoing obligations of the company to disclose material information under the federal securities laws, the company does not undertake any obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Investment Highlights

- Biotechnology company focused on the development of therapeutic proteins
- Multiple pipeline projects addressing large global markets in GI and infectious diseases
- MS1819 for treatment of Exocrine Pancreatic Insufficiency (EPI) in patients with Chronic Pancreatitis (CP) and Cystic Fibrosis (CF)
  - Clinical proof of concept for CP demonstrated in FLIP-110 study
  - Phase 2 data supports efficacy and safety in CP
    - Statistically significant (p=0.002) CFA improvement of 21.8%[(1)]
  - Large, immediately addressable EPI market of ~$1.2B in U.S., $1.5B world wide[(2)]
- AZX1103 beta lactamases For prevention of nosocomial (hospital acquired) and C. difficile infections in preclinical testing
  - Addresses a $4.5-$11B medical issue[(3)]

(1) Per Protocol Analysis
(2) U.S. market size. Abbvie 2013-2017 10-Ks and annual reports (Creon), Zenpep & Pancreaze based on 2013-2014 IMS historical data/analyst projection. Management estimates for global EPI market size
(3) CDC 2016

GI Therapeutic Product Pipeline
MS1819

Current Status | Expected progress through 2019

Product	Description	Indication	Development Phase				
			Discovery	Pre-Clinical	Phase 1	Phase 2	Phase 3
MS1819	Yeast recombinant lipase (*Yarrowia lipolytica* LIP2)	Treatment of EPI in CP patients					
		Treatment of EPI in CF patients[1] **OPTION Cross-Over Study**					
		Treatment of severe EPI in CF patients[1] **Combination PERT-MS1819 Study**					
AZX1103	Synthetic β-Lactamase	Prevention of nosocomial infections and antibiotic associated diarrhea					
MTAN	Bacterial enzyme inhibition	Treatment of *H.pylori* infections					

(1) Phase 1 carried out in EPI patients with CP

AzurRx BioPharma

Exocrine Pancreatic Insufficiency (EPI)

EPI is a condition characterized by deficiency of pancreatic enzymes, resulting in the inability to digest food properly

There are two broad patients populations which suffer from EPI and require treatment	
Cystic Fibrosis (~30,000 patients)	▪ Disease is genetic and majority of patients require treatment from age 4 onwards
Chronic Pancreatitis (~90,000 patients)	▪ Pancreas function can be compromised due to pancreatic cancer, surgical excision or behavioral issues (i.e. alcoholism), etc.



Food Digestion Needs Enzymes, Fat Needs a Lipase

Amylases and proteases in saliva and stomach compensate in pancreatic insufficiency, but no backup exists for fat digestion



Amylase
Carbohydrate
Glucose
Protease
Protein
Amino acids
Lipase
Fat
Fatty acids & glycerol

If the pancreas does not function properly, oral supplements are taken to allow for fat digestion

Clear Unmet Medical Need

Current EPI Treatment Limitations

- Limited effectiveness
- Lack of stability in acidic environment
- High pill burden
  - Inconvenient for patients
  - Non-adherence
- Sourcing and supply of porcine-derived pancrelipase (PPEs):
  - Subject to pig herd management
  - Risk of transmission of pathogens
  - Manufacturing/supply chain inconsistency
- Adverse event: fibrosing colonopathy at high doses

Opportunity

- Ability to reduce patient daily pill burden of ~25-40 capsules down to ~5-8

(1) Standard of care includes drugs such as Creon, Zenpep and Pancreaze


Current
MS1819



Daily Dose Standard of Care(1) vs. Expected Daily Dose MS 1819

Nutrition Matters in CF

Higher weight leads to better lung function while low body weight predicts mortality

Survival by percentage of ideal weight



Cumulative survival, %
100
80
60
40
20
0
0 1 2 3 4 5 6 7
Time, years
% ideal weight >85
P<0.0001
Hazard Ratio 2.64
(95% CI, 1.85-3.75)
% ideal weight ≤85

Higher BMI is associated with better FEV_1 in children with CF aged 6 to 19 years[1]



Median ppFEV1
100
90
80
70
60
<5 15 25 35 45 55 65 75 85
Median BMI percentile
Goal 50th percentile
Males
Females

WFA >10th percentile at age 3 years and 6 years associated with better FEV_1 at age 6 years in CF[2]



Age 3 above / Age 6 above
Age 3 above / Age 6 below
Age 3 below / Age 6 above
Age 3 below / Age 6 below
N=688
N=55
N=84
N=104
P=0.004
P=0.029
60 70 80 90 100
Mean ppFEV1 at 6 years
N=931

Note: BMI, body mas index; $ppFEV_1$, percent predicted forced expiratory volume in 1 second; WFA, weight for age

1 Cystic Fibrosis Foundation. Patient Registry 2013 Annual Data Report to the Center Directors. Bethesda, MD. 2014

2 Konstan M et al. *J Pediatr.* 2003;142(6):624-630

Note: Reproduced from *Thorax*. Sharma R et al. 56, 746-750. © 2001 with permission from BMJ Publishing Group Ltd.
Sharma R et al. *Thorax.* 2001;56(10):746-750.

Large Established U.S. Market Of ~$1.2 Billion(1)

All lipase products are pig derived and are less active at the pH in humans resulting in a large pill burden



CAGR +21.8%
$ in millions
455
37
412
633
72
38
516
844
167
40
632
980
201
42
730
1,094
212
44
831
1,222
237
46
928
2013
2014
2015
2016
2017
2018

Growth, %	2014	2015	2016	2017	2018
Creon (Abbvie)(2)	25.2%	22.5%	15.5%	13.8%	12%
Zenpep (Allergan)(3)	-	132.5%	19.9%	5.8%	12%
Pancreaze (Vivus) (4)	4.0%	5.0%	2.4%	-6.7%	4.7%
Pertyze (Chiesi) (4)	-	-	60.0%	42.3%	27.7%

(1) U.S. market size. Abbvie (Creon) and Allergan (Zenpep) 2013-2018 public filings. Pancreaze & Pertyze sales based on 2013-2018 IMS historical data/analyst projection.
(2) Creon 2013-2018 – Abbvie public filings.
(3) Zenpep 2013-2018 - Allergan public filings.
(4) Pancreaze and Pertzye analyst estimates.

MS1819 Shows Strong Activity at Normal pH Range

In vitro lipolytic activity of the MS1819 lipase in the presence of bile salts in the European and US Pharmacopeia test (U/mg, Pure Enzyme)



MS1819
Porcine PERT
CF
Healthy
SA (U/mg of purified enzyme equivalent
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2
3
4
5
pH
6
7
8
9
MS1819 Lipase
Porcine pancreatic lipase
MS1819 Lipase shows superior activity to porcine lipase standard of care at the relevant intestinal pH range of 4 to 6
Acidic
Basic

Note: In normal subjects, physiological pH in duodenum is between approximately 5 and 6. In CP and CF pH is lowered to a more acidic range, approximately pH 4 to 5. MS1819 not inactivated by bile salts.

Clinical Trials Update – MS1819

- Phase 2 Chronic Pancreatitis (CP) Study Results Recap
- Phase 2 Cystic Fibrosis (CF) OPTION Study Status
- Phase 2 Combination Trial in CF Patients with Severe Exocrine Pancreatic Insufficiency

Phase 2 Chronic Pancreatitis Study Recap

- 11 chronic pancreatitis patients underwent a wash-out period and then ascending doses of MS1819, with the highest daily dose being 2.2 grams per day.
- The primary efficacy endpoint was CFA change from baseline, while safety was the study's primary endpoint.
- Statistically significant improvements in CFA on an ITT and PP basis.
- Key secondary endpoints, number of bowel movements, stool consistency and steatorrhea, also showing statistically significant and clinically meaningful improvements with MS1819 treatment.
- MS1819 was shown to have a favorable safety profile with no problematic drug related adverse events.

Clinical Trial Design for MS1819 Phase 2 in Chronic Pancreatitis

Trial conducted in France, Australia and New Zealand; 11 patients enrolled



Fecal elastase-1 at screening <100 µg/g
Inpatient CFA measurement (mean of 3 consecutive days)
Outpatient CFA measurement (mean of 3 consecutive days)
Screening
Inclusion
V1
V2
V3
V4
V5
V6
V7
V8
Usual PPE treatment
Baseline
MS1819-SD 280mg/day
MS1819-SD 560mg/day
MS1819-SD 1120mg/day
MS1819-SD 2240mg/day
Previous PPE treatment
(A) Screening 0-30 days
(B) Washout 12-15 days
(C) Open-label phase 12-15 days each step
(D) Follow-up 12-15 days

AzurRx BioPharma

Changes in CFA after MS1819-SD Treatment


CFA (%)
Intention to treat analysis
46.1
54.2
52.9
58.9
62.4
*
Baseline (V3) n=11
280mg (V4) n=11
560mg (V5) n=11
1120mg (V6) n=10
2240mg (V7) n=10

* P=0.002, vs. baseline


CFA (%)
Per protocol analysis
41.2
56.3
51.9
60.3
63.3
*
Baseline (V3) n=7
280mg (V4) n=7
560mg (V5) n=7
1120mg (V6) n=6
2240mg (V7) n=6

MS1819 CFA Response in CP Patients Compares Favorably to Standard of Care

Initial results on 11 patients demonstrated statistically significant[1] (p=0.002) 21.8% Coefficient of Fat Absorption (CFA) improvement, solid safety profile, and dose response



CFA Improvement in CP Patients
Absolute % Increase From Washout
25
20
15
10
5
0
21
Porcine
14
21.8
Bacterial Lipase
MS1819 Phase 2a
2.2 grams/day

Dose response	MS1819 highest dose shows > 21% CFA improvement
Clinical activity	Response inversely correlated to disease severity
Nutritional status	Favorable (unchanged)
Peak response	57% CFA Improvement
Safety	No serious adverse events or notable mild to moderate events

[1] Per protocol

MS1819 CFA Response in CP Patients Compares Favorably to Historical Controls

Initial results on 11 patients demonstrated statistically significant[1] (p=0.002) 21.8% improvement of Coefficient of Fat Absorption (CFA), solid safety profile, and dose response



CFA Improvement in CP Patients
Absolute % Increase of CFA
35
30
25
20
15
10
5
0
21.8
26.6
18.0
20.6
15.8
vs. Baseline
vs. Placebo
MS1819 Phase 2a (2.2 grams/day) (2)
Pig PERTs EPI (3)
Pig PERTs CP (4)

Dose response	MS1819 highest dose shows > 21% CFA improvement
Clinical activity	Response inversely correlated to disease severity
Nutritional status	Favorable (unchanged)
Peak response	57% CFA Improvement
Safety	No serious adverse events or notable mild to moderate events

1 Per protocol
2 MS1819-SD Phase 2a study (2018)
3 Gan, C. *et al.* "Efficacy and safety of pancreatic enzyme replacement therapy on exocrine pancreatic insufficiency: a meta-analysis." *Oncotarget.* 2017 Nov. 7: 8(55): 94920-94931.
4 de la Iglesia-Garcia, *et al.* "Efficacy of pancreatic enzyme replacement therapy in chronic pancreatitis: systematic review and meta-analysis". *Gut.* 2017; **66**:1474-1486.

MS1819-SD Phase 2 Study in Chronic Pancreatitis: Secondary Efficacy Endpoints

	Baseline	@ Highest Dose of MS1819-SD (2240 mg)	Mean Change	p value
Coefficient of Fat Absorption (CFA)*			21.8%	0.002
Stool Consistency (Bristol Scale)	5.1	4.1	-19.6%	0.006
Bowel Movements	2.8	1.9	-32%	0.006
Steatorrhea	12.3	10.1	-18%	0.008
Abdominal Discomfort (Visual Analog Scale)	21.0	14.5	-31%	0.148

1. University of Adelaide, Adelaide, Australia; 2. AzurRx, Langlade, France; 3. Syneos Health, London, UK; 4. AzurRx, New York, NY, USA

Source: **Nam Q Nguyen**,[1] Luc Lebreton,[2] Gary Smith,[3] Philippe Jais,[2] Mathieu Schue,[2] and Thijs Spoor[4] "Impact of a spray dried recombinant lipase, MS1819, For the treatment of exocrine pancreatic insufficiency in patients with chronic pancreatitis: Results of a multicenter, Phase II, open-label, non-randomized study". Presented by Dr. Nam Q. Nguyen, et al., at Digestive Disease Week on May 20, 2019.

* Per Protocol Analysis

Clinical Trials Update – MS1819

- Phase 2 Chronic Pancreatitis (CP) Study Results Recap
- Phase 2 Cystic Fibrosis (CF) OPTION Study Status
- Phase 2 Combination Trial in CF Patients with Severe Exocrine Pancreatic Insufficiency

Phase 2 Cystic Fibrosis (CF) OPTION Study Update

- All 14 sites have participated in enrollment
- Serious protocol deviations have been rare, attesting to excellent site conduct
- Safety has been excellent, with no serious adverse events related to MS1819
- Withdrawal rates have been low, compatible with, or below, other trials of synthetic enzymes
- Top-line data analysis is planned for September release

Phase 2 U.S. and E.U. Study in Cystic Fibrosis has Initiated

A Phase 2 Open-Label, Multicenter, 2x2 Crossover Trial to assess the Safety and Efficacy of MS1819-SD in Patients with Exocrine Pancreatic Insufficiency due to Cystic Fibrosis


≥ 18 years
MS1819 2240 mg/day
Stable PERT dose
N= 30
MS1819
PERT
3 Weeks
CFA
MS1819
PERT
3 Weeks
CFA
DSMB Review
Visit
1
2
3
4
5
6
7
8
9
10

Clinical Trials Update – MS1819

- Phase 2 Chronic Pancreatitis (CP) Study Results Recap
- Phase 2 Cystic Fibrosis (CF) OPTION Study Status
- Phase 2 Combination Trial in CF Patients with Severe Exocrine Pancreatic Insufficiency

Combination Trial of MS1819 and PERTS in CF Patients with Severe EPI

- Satisfactory PERT should enable the patient to eat a normal to high-fat diet and abolish unpleasant gastrointestinal symptoms
- Considerable control of fat and protein malabsorption can be achieved in most patients: a coefficient of fat absorption of over 85% can usually be achieved in many patients[1]
- These aims should be possible in the majority of people with CF, using present-day enzyme preparations with dose equivalent to less than or only slightly in excess of 10,000 IU lipase/kg/day.
- In practice, a substantial number of CF patients do not achieve entirely normal absorption
- Even at specialist CF centers where there is a particular interest in the gastroenterological aspects of CF treatment,
  - Only one third of patients taking PERT achieved over 90% fat absorption
  - One third achieved over 80% absorption
  - A third achieved less than 80%[1,2]

1 Freedman S.D., *American Journal of Managed Care*, 2017; 23:S220-S2228
2 Littlewood, J.M. et al., *Pediatric Pulmonology*, 2006, 41:35-49

CF Digestive Problems – Treatment Approach

CF EPI patients progress through different lines of therapy.
Progressive EPI requires enzyme replacement therapy to treat the underlying deficiency.



Presenting CF Patient (often at birth)
Mild (25%, ~7K)
Moderate (42%, ~11K)
Severe (33%, ~9K)
Treatment and Therapy Options
(Percent ending line of therapy)
1st Line (25%)
Diet Modification
Fat Soluble Vitamin Supplementation
2nd Line (75%)
PERTs
1st Line (90%)
Diet Modification
Fat Soluble Vitamin Supplementation
PERTs
2nd Line (10%)
PPIs, RELiZORB
1st Line (100%)
Diet Modification
Fat Soluble Vitamin Supplementation
PERTs
PPIs, RELiZORB

PPI: Proton-pump inhibitors
Source: Results of interviews of 10 pulmonologists, The CorStar Group 5/2019, and 10 gastroenterologists, Campbell Alliance 8/2014

Combination Trial (MS1819 & PERT) in CF Patients with Severe EPI

- Patients on MAXIMUM PERT therapy will receive increasing doses MS1819 as per the following: 700mg/day, 1120mg/day and 2240mg/day
- The total study duration will be approximately 100 days
- Enrollment target of 28 patients, with 24 patients expected to complete all dosing periods
- Trial will be conducted at six sites in Hungary
- Expect preliminary data in early 2020

Phase II Clinical Study Overview: Combination Study (PERT & MS1819) Has Been Initiated



(A)
Screening
0-15 days
(B)
Baseline
and inclusion
15 days
(C)
Open-label phase with combine therapy (stable PPEs dose + MS1819-SD) 15 days each step
(D)
Follow-up
12-15 days
Visit
Inpatient CFA measurement (mean of 3 consecutive days)
V1
V2
V3
V4
V5
V6
V7
MS1819-SD
700mg/d
MS1819-SD
1120mg/d
MS1819-SD
2240mg/d
Stable PPEs dose
Screening
Eligibility
criteria
Inclusion
CFA* < 80%

* Baseline CFA < 80% with a maximum daily dose of 10,000 lipase units/kg/day

Intellectual Property

Licensed patents relative to the MS1819 program

- MS1819 covered by granted patents up to June 15th, 2026[(1)]
- A patent term extension of up to five years may be granted by the USPTO, resulting in possible end of the protection on June 15th, 2031[(1)]
- The FDA currently grants 12 years of exclusivity for novel biologics from first approval (e.g. through 2033 if approved in 2021)
- Freedom to operate: no blocking patents have been identified so far

	PCT/FR1999/002079 family	PCT/FR2000/001148 family	PCT/FR2006/001352 family
Title	Method for non-homologous transformation of *Yarrowia lipolytica*	Cloning and expressing an acid-resistant extracellular lipase of *Yarrowia lipolytica*	Method for producing lipase, transformed *Yarrowia lipolytica* cell capable of producing said lipase and their uses
Abstract	The invention concerns the integration of a gene of interest into the genome of a *Yarrowia* strain devoid of zeta sequences, by transforming said strain using a vector bearing zeta sequences	The invention concerns nucleic acids coding for acid-resistant extracellular lipases, in particular *C. ernobii* or *Yarrowia lipolytica* yeasts and the production of said lipases in recombinant form	Method for producing *Yarrowia lipolytica* acid-resistant recombinant lipase utilizing a culture medium without any products of animal origin or non-characterized mixtures such as tryptone, peptone or lactoserum, in addition to its uses
Priority date	01.09.1998 (FR98/10900)	28.04.2000 (FR00/01148)	15.06.2006 (F026900039)

(1) Relates to PCT/FR2006/001352 family

GI Therapeutic Product Pipeline
AZX1103

Current Status | Expected progress through 2019

Product	Description	Indication	Development Phase				
			Discovery	Pre-Clinical	Phase 1	Phase 2	Phase 3
MS1819	Yeast recombinant lipase (*Yarrowia lipolytica* LIP2)	Treatment of EPI in CP patients					
		Treatment of EPI in CF patients[1] **OPTION Cross-Over Study**					
		Treatment of severe EPI in CF patients[1] **Combination PERT-MS1819 Study**					
AZX1103	Synthetic β-Lactamase	Prevention of nosocomial infections and antibiotic associated diarrhea					
MTAN	Bacterial enzyme inhibition	Treatment of *H.pylori* infections					

(1) Phase 1 carried out in EPI patients with CP

AzurRx BioPharma

The Microbome and Disease

The Impact of Modern Antibiotics

Most modern antibiotics kill both good and bad microbes, stripping the body of friendly bacteria in the process of administration

Microbes living on and within the human body

Antibiotics

Death of microbes – **Bad left to flourish**



Both **friendly** and **harmful** organisms exist naturally

IV antibiotics are carried to the liver, transported to bile and excreted via the large intestine

They may unintentionally **upset the natural balance** of the gut microbiome by killing off good bacteria

Scale of the C. Diff Problem and 14M Patients Affected Annually[(1)]

AZX1103 for the Prevention of C. Difficile Infections and Nosocomial Infections

- 14 M Patients
- 27 M Prescriptions
- 80-400 M Doses
- $2B-10 B Market



14 M Patients
- Patients requiring IV antibiotic therapy
- Higher risk patients with multiple scripts

27 M Prescriptions
- 15-75% market
- 5 days prescription therapy
- 4 Doses per day

80-400 M Doses
- $25 per dose

(1) Sources: 2012 IMS Health and CDM Hospital databases. Management estimates.

AZX1103 – Opportunity Overview
Addressing Nosocomial Infections

- **Applications**
  - Oral, non-systemic medicine to act locally in the GI tract with the potential to prevent hospital-acquired infections by resistant bacterial strains induced by parenteral administration of β-lactam antibiotics.
  - Potential prevention of antibiotic-associated diarrhea (AAD).



- **Hospital-acquired (nosocomial) infections have a huge economic impact on society[2] and are a major public health concern contributing to increased morbidity, mortality, and cost.**
  - The Centers for Disease Control (CDC) has estimated that roughly 1.7 million hospital-associated infections (*i.e.* ~5% of the number of hospitalized patients), cause or contribute to 99,000 deaths each year in the USA[1], with the annual cost ranging from US $4.5 to $11 billion).

- **The Centers for Medicare and Medicaid Services (CMS) has begun to penalize hospitals by not paying for "avoidable costs."**

(1) CDC 2016. Management estimates.
(2) ~2 million (HAIs) in the U.S, 90,000 estimated deaths. Centers for Disease Control. 2016 Overall direct cost of HAIs to hospitals ranges from $28-$45B. Scott, R. Douglas. "The Direct Medical Costs of Healthcare-Associated Infections in U.S. Hospitals and the Benefits of Prevention". Centers for Disease Control and Prevention. March 2009.

AZX 1103 Targets Multiple Antibiotics in the Gut
Filed Intellectual Property Covers Multiple Antibiotic Classes

AZ1103
Penicillins (without *beta lactamase inhibitors*)
Penicillins (with *beta lactamase inhibitors*)
3rd generation cephalosporins
Methicillin
Aminoglycosides
Some fluoroquinolones
Macrolides
Tetracyclines
Lincosamides



Management Team

Thijs Spoor
Chief Executive Officer

Maged Shenouda
Chief Financial Officer

James Pennington
Chief Medical Officer

Martin Krusin
VP, Business Development

Luc Lebreton
R&D Programs Director

Achieved / Anticipated Milestones for AzurRx

Potential for Multiple Catalysts

Milestone	Timing
Initiation of MS1819 Phase 2 CP study in Australia, New Zealand	Q1 2017 ✓
Results from first 6 patients in MS1819 Phase 2 CP study showing safety and efficacy	Q3 2017 ✓
Proof of concept data for AZX1103	Q1 2018 ✓
Final results of MS1819 Phase 2 chronic pancreatitis study	3Q 2018 ✓
Clearance by FDA and CF Foundation's TDN of IND for MS1819 CF study	4Q 2018 ✓
Initiation of MS1819 Phase 2 CF study	1Q 2019 ✓
Presentation of results from MS1819 in chronic pancreatitis	May 2019 ✓
Complete enrollment MS1819 Phase 2 CF study	June 2019 ✓
Final results MS1819 Phase 2 CF Option study	Q3 2019
First patients dosed in MS1819 combination study with porcine enzymes	Q3 2019
Meeting with FDA on MS1819 CF – stand alone	4Q 2019
Initial results CF combination study	1H 2020

Financial Overview

IPO:	**2016**
Nasdaq:	**AZRX**
Market Cap:	**$36MM**(1)
Shares Outstanding:	**21,103,794**
Stock Price	**$1.70**
52 Week Low-High	**$3.75/$1.00**
Shares Out/Fully Diluted	**27,601,389**
Free Float	**18,482,815**
Avg. Daily Volume (3 months)	**105,214**
Insider Holdings (MRQ)	**8.7%**
Founded	**2014**
Full-Time Employees	**11**
Locations:	**Nîmes (France); Hayward, CA; New York, NY**



(1) As of market close 6/28/19

Investment Highlights

- Biotechnology company focused on the development of therapeutic proteins
- Multiple pipeline projects addressing large global markets in GI and infectious diseases
- MS1819 for treatment of Exocrine Pancreatic Insufficiency (EPI) in patients with Chronic Pancreatitis (CP) and Cystic Fibrosis (CF)
  - Clinical proof of concept for CP demonstrated in FLIP-110 study
  - Phase 2 data supports efficacy and safety in CP
    - Statistically significant ($p=0.002$) CFA improvement of 21.8%[(1)]
  - Large, immediately addressable EPI market of ~$1.2B in U.S., $1.5B world wide[(2)]
- AZX1103 beta lactamases For prevention of nosocomial (hospital acquired) and C. difficile infections in preclinical testing
  - Addresses a $4.5-$11B medical issue[(3)]

(1) Per Protocol Analysis
(2) U.S. market size. Abbvie 2013-2017 10-Ks and annual reports (Creon), Zenpep & Pancreaze based on 2013-2014 IMS historical data/analyst projection. Management estimates for global EPI market size
(3) CDC 2016

Board of Directors

Ed Borkowski
Mr. Borkowski was the CFO of Concordia International and previously served as the CFO of ConvaTec Healthcare, CareFusion Corporation and Mylan, Inc. and in a variety of finance positions at Pharmacia, American Home Products, Cyanamid and at Arthur Andersen. Mr. Borkowski holds a Bachelor of Science in Economics and Political Science from Allegheny College and a Master in Business Administration in Finance and Accounting from Rutgers University.

Charles Casamento
Mr. Casamento has been executive director and principal of The Sage Group, a health care advisory group. He was president and CEO of Osteologix from October 2004 until April 2007, the founder, president, chairman and CEO of Questcor Pharmaceuticals, and held senior leadership and board positions at RiboGene Inc, Indevus (formerly Interneuron Pharmaceuticals), Genzyme Corporation, Johnson & Johnson, Hoffmann-LaRoche and Sandoz. He holds a bachelor's degree in Pharmacy from Fordham University and an M.B.A. from Iona College and serves on the Boards of Directors of International Stem Cell Corporation and Relmada Therapeutics.

Alastair Riddell, MD
Dr. Alastair Riddell is currently Chairman of a private UK biotech, Nemesis Biosciences Ltd, Chairman of a UK AIM listed medical imaging company Feedback plc and Chairman of the South West Academic Health Science Network, and is also on the board of directors of Skyline Vet Pharma. Dr. Riddell has over 30 years experience in the pharmaceutical, life science and biotech industries, at Lederle (now Pfizer), Centocor (now J&J), Amersham International (now GE Healthcare) and as CEO of Pharmagene, Paradigm Therapeutics and Stem Cell Sciences. He began his career as a medical doctor.

Vern Lee Schramm, PhD
Dr. Schramm served as Chairman of the Department of Chemistry at the Albert Einstein College of Medicine from 1987 to 2015. Dr. Schramm was elected to the National Academy of Sciences in 2007 and was the Associate Editor for the Journal of the American Chemical Society from 2003 to 2012. He has been an advisor to Pico Pharmaceuticals, Metabalon Biochemistry, Sirtris Scientific, and BioCryst Pharmaceuticals. He obtained his BS in Bacteriology from South Dakota State College, a Master's Degree in Nutrition biochemistry from Harvard, and a Ph.D. from Australian National University.

Maged Shenouda
Mr. Shenouda was previously the Head of Business Development and Licensing at Retrophin, Inc. Mr. Shenouda spent the bulk of his career as an equity analyst at Stifel Nicolaus, UBS, JP Morgan, Citigroup and Bear Stearns covering U.S and European pharmaceutical companies. Mr. Shenouda was a management consultant with PricewaterhouseCoopers, and a managed care specialist for Abbott Laboratories. Mr. Shenouda earned a B.S. in pharmacy from St. John's University an M.B.A. from Rutgers University Graduate School of Management.

Thijs Spoor
Mr. Spoor was previously President and CEO of FluoroPharma Medical, Inc. from February 14, 2011 until December 31, 2015. He was the CFO for Sunstone BioSciences, a strategy consultant at Oliver Wyman, an equity research analyst at J.P. Morgan and Credit Suisse covering the biotechnology and medical device industries. He spent 11 years with Amersham /GE Healthcare and holds a Pharmacy degree from the University of Toronto as well as an M.B.A. from Columbia University with concentrations in finance and accounting.

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